                                                               EXHIBIT 10.28 (c)


                               AMENDMENT NO. 2 TO
               AMENDED AND RESTATED TRANSITION SERVICES AGREEMENT
                          (SELLER AS SERVICE PROVIDER)

          This AMENDMENT NO. 2 TO AMENDED AND RESTATED TRANSITION SERVICES AGREEMENT (SELLER AS SERVICE PROVIDER) (this "Amendment"), dated as of December 20, 2006, is made by and between Saks Incorporated, a Tennessee corporation ("Seller"), and The Bon-Ton Stores, Inc., a Pennsylvania corporation ("Buyer").

                                    RECITALS

          WHEREAS, Seller and Buyer are parties to that certain Amended and Restated Transition Services Agreement (Seller as Service Provider), dated as of March 10, 2006 and effective as of March 5, 2006, as amended by that certain Amendment No. 1, dated as of June 5, 2006 (as amended, the "Agreement"); and

          WHEREAS, the parties desire to amend the Agreement to extend the term during which certain Services are provided by Seller or its Affiliates to Buyer and its Affiliates (with respect to the Business) and terminate or reduce other Services;

          NOW, THEREFORE, the parties hereto agree as follows:

          1. Termination of Procurement and Sign Making Service. Pursuant to
Section 8 of the Agreement, Buyer hereby terminates the Procurement and Sign Making Service effective as of October 4, 2006. Buyer acknowledges and agrees that, pursuant to Section 7(d) of the Agreement, it shall remain liable for (i) the payment of fees and expenses accruing for the period prior to termination even though such fees may not become due until after termination and (ii) 50% of the monthly fees associated with the Procurement and Sign Making Service (in the amount of $28,382 per month) from October 5, 2006 through March 4, 2007.

          2. Amendment and Restatement of Annex A. The parties acknowledge and agree that Annex A to the Agreement shall be amended and restated in its entirety as set forth in Schedule I hereto (and, where applicable, Annex B to the Agreement shall be deemed to be modified by the amendments to Annex A).

          3. Waiver of Extension and Termination Rights With Respect to Certain Services. In consideration for the reductions in services and monthly fees for Services as set forth in Section 2 of this Amendment, Buyer acknowledges and agrees that, notwithstanding Sections 7 and 8 of the Agreement, except as expressly set forth in this Amendment, Buyer shall have no further right to renew or terminate early any of the following Services: (a) Loss Prevention, (b) Logistics, (c) Accounting, (d) Bankcard Processing, (e) Financial Planning and Internal Reporting (Hyperion), (f) Store Planning, Construction, Facilities Maintenance and Energy, (g) Information Technology/ Telecommunications, (h) Real Estate, and (i) Procurement and Sign Making.

          4. Capitalized Terms. Terms that are used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

          5. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to each of the other parties hereto.

                            [Signature Page Follows]

          IN WITNESS WHEREOF, each of the parties has caused this Amendment to be duly executed as of the date set forth above.

                                 SAKS INCORPORATED

                                 By:  /s/ Charles J. Hansen
                                      -----------------------------------
                                      Name:  Charles J. Hansen
                                      Title: Executive Vice President and
                                             General Counsel

                                 THE BON-TON STORES, INC.

                                 By:  /s/ Keith E. Plowman
                                      -----------------------------------
                                      Name:  Keith E. Plowman
                                      Title: EVP & CFO

                      Signature Page to Amendment No. 2 to
 Amended and Restated Transition Services Agreement (Seller as Service Provider)